UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 18, 2016

NOTIS GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54928	45-3992444
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

600 Wilshire Blvd. Ste. 1500

Los Angeles, CA 90017

(Address of principal executive offices) (zip code)

(800)-762-1452

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Entry into Securities Purchase Agreement

On February 18, 2016, Notis Global, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with an accredited investor (the “Investor”) pursuant to which the Company agreed to sell, and the Investor agreed to purchase, convertible debentures (the “Debentures”) in the aggregate principal amount of $420,000, in two tranches.

The initial closing in the aggregate principal amount of $210,000 occurred on February 18, 2016. The second closing in the amount of $210,000 is scheduled to occur on March 18, 2016. The Debentures bear interest at the rate of 10% per year and mature after one year and be subject to a financing fee of 5%.

Each of the Debentures are convertible at any time, in whole or in part, at the option of the holders into shares of the common stock of the Company at a conversion price that is lower of (a) $0.75, or (b) a 40% discount to the lowest traded price of the common stock of the Company during the 30 trading days prior to the conversion date. The Company may prepay the Debentures in cash, prompting a 30% premium.

The Investor shall have a right of first refusal to participate in future equity financings of the Company on the same terms as any new investors for a period of twelve months from the closing of the last Debenture issued under the Purchase Agreement.

In connection with the foregoing, the Company relied on the exemption from registration provided by Section 4(a)(2) under the Securities Act of 1933, as amended, for transactions not involving a public offering and Rule 506 of Regulation D promulgated thereunder. The Investor represented to the Company that it was an “accredited investor” as such term is defined under Regulation D and the financing did not involve any form of general solicitation or general advertising.

The foregoing description of the Purchase Agreement and the Debentures do not purport to be complete and are qualified in their entirety by reference to the full text of the documents, which are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided under Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information provided under Item 1.01 of this report is incorporated by reference into this Item 3.02.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Securities Purchase Agreement, dated February 18, 2016 between the Company and the Investor

10.2	Form of Debenture under Securities Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOTIS GLOBAL, INC.

Dated: February 23, 2016	By:	/s/ C. Douglas Mitchell
		Name:	C. Douglas Mitchell
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Securities Purchase Agreement, dated February 18, 2016 between the Company and the Investor

10.2	Form of Debenture under Securities Purchase Agreement